NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 30, 2011,
To the Prospectus Dated May 1, 2010

Effective April 15, 2011, the Prudential Small-Cap Core Equity fund will merge into the Prudential Small-Cap Value fund. The Company will no longer make available the Prudential Small-Cap Core Equity fund as an investment option under the Contract.

The “Objectives for Underlying Funds – Prudential Small-Cap Core Equity” section of the Prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Prudential Small-Cap Value	A	Seeks above-average capital appreciation by investing in stocks of small-cap U.S. companies that the Fund's management team considers undervalued.	Prudential Investment Management Services, Inc.

Please Retain This Supplement For Future Reference